SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

____________________

Date of Report (Date of Earliest Event Reported):  July 10, 2003

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of	(Commission File No.)	(IRS Employer)
Incorporation)	Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant’s Telephone Number, including Area Code)

Item 5.  Other Events.

                On July 9, 2003 Main Street Banks, Inc. (the “Registrant”) issued a press release announcing a quarterly dividend of 12 cents per share of common stock payable on August 6, 2003 to shareholders of record on July 23, 2003.  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7.  Financial Statement and Exhibits.

(c)           Exhibits

99                                    Press Release of Registrant, dated July 9, 2003, announcing dividend.

                                                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 2003	MAIN STREET BANKS, INC.

	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document

99	Press Release of Registrant, dated July 9, 2003, announcing dividend.